UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report: November 3, 2014

Signature Group Holdings, Inc.

Delaware	001-08007	46-3783818
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15301 Ventura Boulevard, Suite 400 Sherman Oaks, California 91403
(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (805) 435-1255

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

As  previously disclosed in our Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on October 17, 2014, on October 17, 2014, Signature Group Holdings, Inc. (the “Company” or “Signature”), and our wholly owned subsidiaries, SGH Acquisition Holdco, Inc. (“Buyer”) and Evergreen Holding Germany GmbH, entered into a Purchase and Sale Agreement (the “Purchase Agreement”) with Aleris Corporation (“Aleris”), Aleris International, Inc., Aleris Holding Canada Limited, Aleris Aluminum Netherlands B.V., Aleris Deutschland Holding GmbH, Dutch Aluminum C.V. and Aleris Deutschland Vier GmbH Co KG (collectively, the “Sellers”). Pursuant to the terms and conditions of the Purchase Agreement, the Buyer (or a subsidiary of the Buyer to be designated later) will acquire all of the Sellers’ equity interests in Sellers’ subsidiaries comprising Aleris’ global recycling and specification alloys business (such subsidiaries, the “GRSA Business Entities” and the global recycling and specification alloys business, the “GRSA Business”).

We have previously disclosed information concerning the GRSA Business’s estimated earnings before interest, taxes, depreciation and amortization (“EBITDA”) on an adjusted, stand-alone basis (“Adjusted EBITDA”) for the last twelve months ended June 30, 2014 (“GRSA LTM 6/30/14 Adjusted EBITDA”). Based on updated information available to our management from Aleris, including the treatment of certain adjustments, we now estimate GRSA LTM 6/30/14 Adjusted EBITDA to be $77.5 million.  Also reported by Aleris and previously disclosed, GRSA’s Adjusted EBITDA during the quarter ended September 30, 2014 is expected to be $4.6 million to $7.6 million higher than the Adjusted EBITDA in the quarter ended September 30, 2013.  As such, we now estimate GRSA LTM 9/30/14 Adjusted EBITDA to be in the range of $82.1 million to $85.1 million.

As indicated, this range is an estimate and is subject to further change based on Aleris management’s final review of financial results as of and for the fiscal period ended September 30, 2014, and further review by our management of such results.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements, which are based on our current expectations, estimates, and projections about the  business and prospects of the Company and the GRSA Business Entities, as well as our management's beliefs, and certain assumptions made by management. Words such as “anticipates,” “expects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “may,” “should,” “will,” and variations of these words are intended to identify forward-looking statements. Such statements speak only as of the date hereof and are subject to change. The Company undertakes no obligation to revise or update publicly any forward-looking statements for any reason. These statements include, but are not limited to, statements about the Company's and GRSA Business Entities’ expansion and business strategies; the Company's ability to satisfy the conditions to the acquisition of the GRSA Business and the related financings, and to ultimately consummate the GRSA Business acquisition; anticipated growth opportunities; the amount of capital-raising necessary to achieve those strategies, as well as future performance, growth, operating results, financial condition and prospects. Such statements are not guarantees of future performance and are subject to certain risks, uncertainties, and assumptions that are difficult to predict. Accordingly, actual results could differ materially and adversely from those expressed in any forward-looking statements as a result of various factors. Important factors that may cause such a difference include, but are not limited to the Company's ability to successfully identify, consummate and integrate the acquisitions of the GRSA Business and/or other businesses; changes in business or other market conditions; the difficulty of keeping expense growth at modest levels while increasing revenues; the Company's ability to successfully defend against current and new litigation matters: as well as demands by investment banks for defense, indemnity, and contribution claims; obtaining the expected benefits of its reincorporation into Delaware; the Company's ability to access and realize value from its federal net operating loss tax carryforwards; and other risks detailed from time to time in the Company's SEC filings, including but not limited to the most recently filed Annual Report on Form 10-K and subsequent reports filed on Forms 10-Q and 8-K.

Reconciliation of Non-GAAP Financial Measures

A non-generally accepted accounting principles (“GAAP”) financial measure is a numerical measure of historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the balance sheets, statements of operations, or statements of cash flows; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measures so calculated and presented. EBITDA and Adjusted EBITDA are not financial measures recognized under GAAP. EBITDA and Adjusted EBITDA are presented and discussed because management believes they enhance the understanding of the financial performance of Signature's and the GRSA Business’  operations by investors and lenders. As a complement to financial measures recognized under GAAP, management believes that EBITDA and Adjusted EBITDA assist investors who follow the practice of some investment analysts who adjust GAAP financial measures to exclude items that may obscure underlying performance and distort comparability. Because EBITDA and Adjusted EBITDA are not measures recognized under GAAP, they are not intended to be presented herein as a substitute for net earnings as an indicator of operating performance. EBITDA and Adjusted EBITDA are primarily performance measurements the Company's senior management and Board expect to use to evaluate certain operating results.

Signature and Aleris calculate EBITDA and Adjusted EBITDA as earnings before interest, taxes, depreciation and amortization, or EBITDA, which is then adjusted to remove or add back certain items, or Adjusted EBITDA. These items are identified below in the reconciliation of net earnings attributable to GRSA to EBITDA and Adjusted EBITDA attributable to GRSA. Net earnings is the GAAP measure most directly comparable to EBITDA and Adjusted EBITDA.

Signature and Aleris' calculation of EBITDA and Adjusted EBITDA may be different from the calculation used by other companies for non-GAAP financial measures having the same or similar names; therefore, they may not be comparable to other companies.

The following table presents Signature and Aleris' reconciliation of net earnings attributable to GRSA to EBITDA and Adjusted EBITDA for the GRSA Business for the twelve months ended June 30, 2014:

Twelve Months Ended
(Dollars in millions)	June 30, 2014
Net earnings attributable to GRSA	$23.0
Interest	—
Taxes	5.5
Depreciation and amortization	22.4
EBITDA attributable to GRSA	50.9
Allocated corporate SG&A	20.0
Other, net	6.6
Adjusted EBITDA attributable to GRSA	$77.5

In accordance with general instruction B.2. of Form 8-K, the information furnished pursuant to this Current Report on Form 8-K  shall not be deemed or considered “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SIGNATURE GROUP HOLDINGS, INC.
(Registrant)

Date:	November 3, 2014	By:	/s/ W. CHRISTOPHER MANDERSON
		Name:	W. Christopher Manderson
		Title:	Executive Vice President,
General Counsel & Secretary